Exhibit 99.1

Enhabit Reports Second Quarter 2025 Financial Results
Company Increases Full-Year 2025 Guidance
Company to host a conference call tomorrow, August 7, 2025, at 10 a.m. EDT

DALLAS, TX – August 6, 2025 – Enhabit, Inc. (NYSE: EHAB), a leading home health and hospice care provider, today reported its results of operations for the second quarter ended June 30, 2025.
“Our second quarter results reflect strong execution of our strategic 2025 priorities, with sequential and year-over-year growth in revenue and Adjusted EBITDA,” said Barb Jacobsmeyer, president and CEO of Enhabit. “Home health continued to benefit from our payer contract initiatives as admissions grew 1.3% year over year and saw further stabilization in Medicare Fee-for-Service census. Hospice delivered its sixth consecutive quarter of growth with average daily census rising 12.3% year over year. We also strengthened our balance sheet by reducing bank debt and increasing liquidity. With this momentum, we’re well positioned for success in the second half of 2025.”
QUARTERLY PERFORMANCE - CONSOLIDATED
•Net service revenue of $266.1 million
•Net income attributable to Enhabit, Inc. of $5.2 million
•Adjusted EBITDA of $26.9 million
•Earnings per share of $0.10
•Adjusted diluted earnings per share of $0.13
RECENT COMPANY HIGHLIGHTS
•Home health non-Medicare admissions increased 5.2% with total admissions growth of 1.3% year over year; 2.0% growth when normalized for branches closed in 2025.
•Home health delivered its second straight quarter of net service revenue and Adjusted EBITDA growth while continuing to stabilize Medicare average daily census (ADC).
•Home health total ADC sequential growth of 2.1% and growth of 0.5% compared to the prior year.
•Home health cost per patient day remained flat year over year.
•Hospice ADC increased 12.3% year over year.
◦ADC increased sequentially every quarter since Q1 2024.
•Hospice admissions increased 8.7% year over year; 10.0% when normalized for branches closed in 2025.
•Hospice Adjusted EBITDA increased 53.8% year over year.

•Hospice cost per patient day increased 1.0% year over year.
•Consolidated Adjusted EBITDA grew 6.7% year over year and 1.2% sequentially to $26.9 million.
•Opened three de novo locations: One home health and two hospice.
•Consistent de-levering of balance sheet with the fifth straight quarter of debt prepayment.
◦Reduced bank debt by $10.0 million in the quarter.
◦Prepayments totaling $45 million since Q1 2024 - lowering interest expense by $3.2 million over the same period.

FINANCIAL RESULTS
Consolidated

	Q2				'25 vs. '24
($ in millions, except per share data)	2025		2024
Home health net service revenue	$205.9		$210.2		(2.0)%
Hospice net service revenue	60.2		50.4		19.4%
Total net service revenue	$266.1		$260.6		2.1%
	% of revenue		% of revenue
Cost of service	50.9%	$135.5	50.6%	$131.8	2.8%
Gross margin	49.1%	130.6	49.4%	128.8	1.4%
General and administrative expenses	38.8%	103.2	39.5%	103.0	0.2%
Total operating expenses	89.7%	$238.7	90.1%	$234.8	1.7%
Net income attributable to noncontrolling interests	0.5		0.6
Adjusted EBITDA(1)	$26.9		$25.2		6.7%
Adjusted EBITDA margin(1)	10.1%		9.7%
Net income (loss) attributable to Enhabit, Inc.	$5.2		($0.2)		2,700.0%
Reported diluted EPS	$0.10		$—		N/A
Adjusted diluted EPS(1)	$0.13		$0.07		85.7%
General and administrative expenses in the above table exclude:
Stock-based compensation expense	$3.6		$2.2
Unusual or nonrecurring items that are not typical of ongoing operations(2)	$1.4		$4.8
(1) See reconciliation of Non-GAAP to GAAP measures.
(2) Unusual or nonrecurring items in the three months ended June 30, 2025 include costs associated with restructuring activities and severance, nonroutine litigation, and third-party legal and advisory fees related to shareholder and non-shareholder matters; in the three months ended June 30, 2024, they include costs associated with shareholder activism, the strategic review process and nonroutine litigation.

SEGMENT RESULTS
Home health

	Q2		'25 vs. '24
($ in millions)	2025	2024
Net service revenue:
Medicare	$116.0	$121.7	(4.7)%
Non-Medicare	87.8	86.3	1.7%
Private duty(1)	2.1	2.2	(4.5)%
Home health net service revenue	205.9	210.2	(2.0)%
Cost of service	107.2	106.9	0.3%
Gross margin	47.9%	49.1%
General and administrative expenses	59.1	58.6	0.9%
Net income attributable to noncontrolling interests	0.3	0.5	(40.0)%
Segment Adjusted EBITDA(2)	$39.3	$44.2	(11.1)%
% Segment Adj. EBITDA margin(2)	19.1%	21.0%
Operational metrics (actual amounts)
Medicare:
Admissions	23,138	24,015	(3.7)%
Recertifications	15,860	16,639	(4.7)%
Completed episodes	38,818	41,620	(6.7)%
Average daily census	19,931	20,629	(3.4)%
Visits	546,877	597,742	(8.5)%
Visits per episode	14.1	14.4	(2.1)%
Revenue per episode	$2,988	$2,924	2.2%
Non-Medicare:
Admissions	31,774	30,209	5.2%
Recertifications	14,532	14,587	(0.4)%
Average daily census	22,191	21,282	4.3%
Visits	570,424	581,326	(1.9)%
Total:
Admissions	54,912	54,224	1.3%
Same-store total admissions growth			1.3%
Recertifications	30,392	31,226	(2.7)%
Same-store total recertifications growth			(2.7)%
Average daily census	42,122	41,911	0.5%
Visits	1,117,301	1,179,068	(5.2)%
Visits per episode	13.7	14.0	(2.1)%
Cost per visit	$94.7	$89.0	6.4%
Revenue per patient day	$53.7	$55.1	(2.5)%
Cost per patient day	$28.0	$28.0	—%
(1) Private duty represents long-term comprehensive hourly nursing medical care. (2) See reconciliation of Non-GAAP to GAAP measures.

Hospice

	Q2		'25 vs. '24
($ in millions)	2025	2024
Net service revenue	$60.2	$50.4	19.4%
Cost of service	28.3	24.9	13.7%
Gross margin	53.0%	50.6%
General and administrative expenses	17.7	16.3	8.6%
Net income attributable to noncontrolling interests	0.2	0.1	100.0%
Segment Adjusted EBITDA(1)	$14.0	$9.1	53.8%
% Segment Adj. EBITDA margin(1)	23.3%	18.1%
Operational metrics (actual amounts)
Total admissions	3,140	2,888	8.7%
Same-store total admissions growth			6.2%
Patient days	359,486	320,026	12.3%
Discharged average length of stay	103	108	(4.6)%
Average daily census	3,950	3,517	12.3%
Revenue per patient day	$167.5	$157.5	6.3%
Cost per patient day	$78.7	$77.9	1.0%
(1) See reconciliation of Non-GAAP to GAAP measures.
GUIDANCE
The Company has updated its guidance as of August 6, 2025:

($ in millions, except per share data)	2024 Actuals	2025 Previous Guidance	2025 Updated Guidance
Net service revenue	$1,034.8	$1,050 to $1,080	$1,060 to $1,073
Adjusted EBITDA	$100.1	$101 to $107	$104 to $108
Adjusted EPS	$0.21	$0.41 to $0.51	$0.47 to $0.55
For additional considerations regarding the Company’s 2025 guidance ranges, see the supplemental information posted on the Company’s website at http://investors.ehab.com.
CONFERENCE CALL INFORMATION
The Company will host an investor conference call at 10 a.m. EDT on August 7, 2025 to discuss its results for the second quarter of 2025. To access the live call by phone, dial toll-free (888) 660-6150 or international (929) 203-0843; the conference ID is 5248158. A simultaneous webcast of the call, along with supplemental information, may be accessed by visiting https://events.q4inc.com/attendee/680483829. Following the call, a replay will be available on the Company’s website at http://investors.ehab.com.
ABOUT ENHABIT HOME HEALTH & HOSPICE
Enhabit Home Health & Hospice (Enhabit, Inc.) is a leading national home health and hospice provider working to expand what's possible for patient care in the home. Enhabit’s team of clinicians supports patients and their families where they are most comfortable, with a nationwide footprint spanning 249 home health locations and 114 hospice locations across 34 states. Enhabit leverages advanced technology and compassionate teams to deliver extraordinary patient care. For more information, visit enhabit.com.

OTHER INFORMATION
Note regarding presentation and reconciliation of non-GAAP financial measures
The financial data contained in this press release and supplemental information includes non-GAAP (generally accepted accounting principles (GAAP)) financial measures as defined in Regulation G under the Securities Exchange Act of 1934, including Adjusted EBITDA, Adjusted EBITDA margin, Segment Adjusted EBITDA, Segment Adjusted EBITDA Margin, Adjusted EPS, and Adjusted free cash flow. For 2025, the Company has modified its methodology of calculating Adjusted free cash flow to exclude the impact of unusual or nonrecurring items on cash income taxes and changes in working capital. The change was made to conform to the Adjusted free cash flow measure with the current definition used by management and the Board of Directors to manage cash flow and evaluate performance. Prior periods presented herein have been recast to conform with the new methodology.
The Company believes the non-GAAP financial measures are useful to investors because they facilitate evaluation of core business operating results over multiple periods unaffected by differences in unusual or nonrecurring items. See “Supplemental Non-GAAP Information” for reconciliations of the non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Additionally, our Form 10-Q for the three and six months ended June 30, 2025, provides further information regarding “unusual or nonrecurring items that are not typical of ongoing operations,” a reconciliation item in our Adjusted EBITDA and Segment Adjusted EBITDA calculations. Such non-GAAP financial measures exclude significant components in understanding and assessing financial performance and should therefore not be considered superior to, as a substitute for or alternative to the GAAP financial measures presented in this press release. The non-GAAP financial measures in the press release may differ from similar measures used by other companies.
The Company is unable to reconcile the guidance for Adjusted EBITDA and Adjusted EPS to their corresponding GAAP measures without unreasonable effort due to the inherent difficulty in predicting, with reasonable certainty, the future impact of items that are outside the control of the Company or otherwise non-indicative of its ongoing operating performance. Accordingly, the Company relies on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K. Such items include, but are not limited to, gains or losses related to hedging instruments; loss on early extinguishment of debt; adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims); items related to corporate and facility restructurings; and professional fees and other costs or income related to items the Company believes to not be indicative of its ongoing operations. For the same reasons, the Company is unable to address the probable significance of the unavailable information.
Note regarding presentation of same-store comparisons
The Company uses “same-store” comparisons to explain the changes in certain performance metrics and line items within its financial statements. Same-store comparisons are calculated based on home health and hospice locations open throughout both the full current period and the immediately prior period presented. These comparisons include the financial results of market consolidation transactions in existing markets, as it is difficult to determine, with precision, the incremental impact of these transactions on the Company’s results of operations.

Enhabit, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in millions, except per share data)	2025	2024	2025	2024
Net service revenue	$266.1	$260.6	$526.0	$523.0
Cost of service, excluding depreciation and amortization	135.5	131.8	265.7	266.0
General and administrative expenses	108.2	110.0	215.7	217.5
Depreciation and amortization	5.7	7.6	12.0	15.4
Operating income	16.7	11.2	32.6	24.1
Interest expense and amortization of debt discounts and fees	8.7	10.9	18.1	22.0
Other income	—	—	(19.3)	—
Income before income taxes and noncontrolling interests	8.0	0.3	33.8	2.1
Provision for (benefit from) income taxes	2.3	(0.1)	9.7	0.8
Net income	5.7	0.4	24.1	1.3
Less: Net income attributable to noncontrolling interests	0.5	0.6	1.1	1.3
Net income (loss) attributable to Enhabit, Inc.	$5.2	$(0.2)	$23.0	$—

Weighted average common shares outstanding:
Basic	50.6	50.1	50.7	50.1
Diluted	51.4	50.1	51.2	50.1

Earnings (loss) per common share:
Basic earnings per share attributable to Enhabit, Inc. common stockholders	$0.10	$—	$0.45	$—
Diluted earnings per share attributable to Enhabit, Inc. common stockholders	$0.10	$—	$0.45	$—

Enhabit, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

(in millions)	June 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$37.1	$28.4
Restricted cash	1.8	1.9
Accounts receivable, net of allowances	158.5	149.2
Prepaid expenses and other current assets	8.1	13.2
Total current assets	205.5	192.7
Property and equipment, net	16.2	17.7
Operating lease right-of-use assets	51.7	52.8
Goodwill	900.0	900.0
Intangible assets, net	49.4	58.1
Other long-term assets	2.6	4.7
Total assets	$1,225.4	$1,226.0
Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt	$22.4	$22.8
Current operating lease liabilities	12.9	12.3
Accounts payable	11.5	6.7
Accrued payroll	36.6	37.1
Accrued medical insurance	7.6	5.5
Other current liabilities	39.9	41.8
Total current liabilities	130.9	126.2
Long-term debt, net of current portion	456.9	492.6
Long-term operating lease liabilities, net of current portion	40.6	41.8
Deferred income tax liabilities	14.1	11.5
Total liabilities	642.5	672.1
Commitments and contingencies
Redeemable noncontrolling interests	5.0	5.0
Stockholders’ equity:
Total Enhabit, Inc. stockholders’ equity	552.4	523.5
Noncontrolling interests	25.5	25.4
Total stockholders’ equity	577.9	548.9
Total liabilities and stockholders’ equity	$1,225.4	$1,226.0

Enhabit, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Six Months Ended June 30,
(in millions)	2025	2024
Cash flows from operating activities:
Net income	$24.1	$1.3
Adjustments to reconcile net income to net cash provided by operating activities—
Depreciation and amortization	12.0	15.4
Amortization of debt-related costs	0.7	0.7
Gain on sale of investment	(19.3)	—
Stock-based compensation	7.6	4.0
Deferred income taxes	2.5	(1.1)
Other	0.1	(0.1)
Changes in assets and liabilities, net of acquisitions—
Accounts receivable, net of allowances	(9.3)	(1.3)
Prepaid expenses and other assets	5.8	5.9
Accounts payable	4.9	0.1
Accrued payroll	(1.1)	(1.5)
Other liabilities	0.5	3.5
Net cash provided by operating activities	28.5	26.9
Cash flows from investing activities:
Purchases of property and equipment, including capitalized software costs	(2.2)	(2.5)
Proceeds from sale of investment	21.0	—
Other	0.2	0.8
Net cash provided by (used in) investing activities	19.0	(1.7)
Cash flows from financing activities:
Principal payments on debt	(10.0)	(10.0)
Payments on revolving credit facility	(25.0)	(10.0)
Principal payments under finance lease obligations	(1.5)	(1.8)
Distributions paid to noncontrolling interests of consolidated affiliates	(1.0)	(2.2)
Other	(1.4)	(0.8)
Net cash used in financing activities	(38.9)	(24.8)
Increase in cash, cash equivalents, and restricted cash	8.6	0.4
Cash, cash equivalents, and restricted cash at beginning of period	30.3	29.8
Cash, cash equivalents, and restricted cash at end of period	$38.9	$30.2

Enhabit, Inc.
Supplemental Non-GAAP Information
(Unaudited)

Reconciliation of Earnings Per Share to Adjusted Diluted Earnings Per Share

	Three Months Ended June 30,		Six Months Ended June 30,
(actual amounts)	2025	2024	2025	2024
Earnings per common share:
Diluted earnings per share attributable to Enhabit, Inc. common stockholders	$0.10	$—	$0.45	$—
Gain on sale of investment and disposal of assets(1)	—	—	(0.29)	—
Unusual or nonrecurring items that are not typical of ongoing operations(2)	0.02	0.07	0.04	0.13
Income tax adjustments(3)	0.01	—	0.04	0.01
Adjusted diluted earnings per share(4)	$0.13	$0.07	$0.23	$0.14
(1)    Gain on sale of investment in 2025 resulted from the sale of Medalogix investment.
(2)    Unusual or nonrecurring items in the three and six months ended June 30, 2025 include costs associated with restructuring activities and severance, nonroutine litigation, and third-party legal and advisory fees related to shareholder and non-shareholder matters; in the three and six months ended June 30, 2024, they include costs associated with shareholder activism, the strategic review process and nonroutine litigation.
(3)    Income tax adjustments include the effect of permanent book-tax differences attributable to stock-based compensation and the effect of a valuation allowance recorded against a portion of our deferred tax assets.
(4)    Adjusted diluted earnings per share may not sum due to rounding.

Enhabit, Inc.
Supplemental Non-GAAP Information
(Unaudited)

Reconciliation of Net Income to Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
($ in millions)	2025	2024	2025	2024
Net income	$5.7	$0.4	$24.1	$1.3
Interest expense and amortization of debt discounts and fees	8.7	10.9	18.1	22.0
Provision for (benefit from) income taxes	2.3	(0.1)	9.7	0.8
Depreciation and amortization	5.7	7.6	12.0	15.4
Gain on sale of investment and disposal of assets(1)	—	—	(19.3)	(0.2)
Stock-based compensation	3.6	2.2	7.6	4.0
Net income attributable to noncontrolling interests	(0.5)	(0.6)	(1.1)	(1.3)
Unusual or nonrecurring items that are not typical of ongoing operations(2)	1.4	4.8	2.4	8.5
Adjusted EBITDA	$26.9	$25.2	$53.5	$50.5
(1)    Gain on sale of investment in 2025 resulted from the sale of Medalogix investment.
(2)    Unusual or nonrecurring items in the three and six months ended June 30, 2025 include costs associated with restructuring activities and severance, nonroutine litigation, and third-party legal and advisory fees related to shareholder and non-shareholder matters; in the three and six months ended June 30, 2024, they include costs associated with shareholder activism, the strategic review process and nonroutine litigation.

Enhabit, Inc.
Supplemental Non-GAAP Information
(Unaudited)

Reconciliation of Income Before Income Taxes and Noncontrolling Interests to Segment Adjusted EBITDA

	Three Months Ended		Six Months Ended
	June 30,		June 30,
($ in millions)	2025	2024	2025	2024
Income before income taxes and noncontrolling interests	$8.0	$0.3	$33.8	$2.1
Non-segment general and administrative expenses	27.8	32.9	55.5	63.4
Interest expense and amortization of debt discounts and fees	8.7	10.9	18.1	22.0
Depreciation and amortization	5.7	7.6	12.0	15.4
Gain on sale of investment(1)	—	—	(19.3)	—
Stock-based compensation expense	3.6	2.2	7.6	4.0
Net income attributable to noncontrolling interests	(0.5)	(0.6)	(1.1)	(1.3)
Total Segment Adjusted EBITDA	$53.3	$53.3	$106.6	$105.6

	Home Health		Hospice		Home Health		Hospice
	Three Months Ended June 30,		Three Months Ended June 30,		Six Months Ended June 30,		Six Months Ended June 30,
($ in millions)	2025	2024	2025	2024	2025	2024	2025	2024
Net service revenue	$205.9	$210.2	$60.2	$50.4	$406.5	$423.4	$119.5	$99.6

Labor	98.1	97.3	17.6	15.5	192.4	197.1	34.4	30.7
Supplies and pharmacy	2.4	2.3	5.4	4.7	4.8	5.1	10.6	9.3
Travel	5.2	5.5	1.2	1.2	10.3	11.1	2.4	2.3
Other cost of service	1.5	1.8	4.1	3.5	3.1	3.5	7.7	6.9
Total cost of service, excluding deprecation and amortization	107.2	106.9	28.3	24.9	210.6	216.8	55.1	49.2
General and administrative expenses	46.8	47.7	14.5	13.3	93.5	96.4	28.6	26.2
Other general and administrative expenses	12.3	10.9	3.2	3.0	24.0	21.7	6.5	5.8
Total general and administrative expenses	59.1	58.6	17.7	16.3	117.5	118.1	35.1	32.0
Net income attributable to noncontrolling interests	0.3	0.5	0.2	0.1	0.8	1.1	0.3	0.2
Segment Adjusted EBITDA	$39.3	$44.2	$14.0	$9.1	$77.6	$87.4	$29.0	$18.2
Segment Adjusted EBITDA margin(2)	19.1%	21.0%	23.3%	18.1%	19.1%	20.6%	24.3%	18.3%
(1) Gain on sale of investment in 2025 resulted from the sale of Medalogix investment.
(2) Segment Adjusted EBITDA margin is defined as the ratio of Segment Adjusted EBITDA to segment net service revenue.

Enhabit, Inc.
Supplemental Non-GAAP Information
(Unaudited)

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow

	Three Months Ended June 30,		Six Months Ended June 30,
($ in millions)	2025	2024	2025	2024
Net cash provided by operating activities	$10.6	$9.6	$28.5	$26.9
Unusual or nonrecurring items that are not typical of ongoing operations(1)	3.4	4.8	4.4	8.5
Capital expenditures for maintenance	(1.9)	(0.7)	(2.2)	(2.5)
Other working capital adjustments(2)	(1.1)	(3.0)	(1.9)	(3.6)
Distributions paid to noncontrolling interests of consolidated affiliates	(0.1)	(2.2)	(1.0)	(2.2)
Adjusted free cash flow	$10.9	$8.5	$27.8	$27.1
(1)    Unusual or nonrecurring items in the three and six months ended June 30, 2025 include costs associated with restructuring activities and severance, nonroutine litigation, and third-party legal and advisory fees related to shareholder and non-shareholder matters; in the three and six months ended June 30, 2024, they include costs associated with shareholder activism, the strategic review process and nonroutine litigation.
(2)    For 2025 and going forward, adjusted free cash flow will exclude the cash impact of unusual and nonrecurring items from both cash income tax payments (refunds), net, and working capital and other. The 2024 calculations have been conformed to the current methodology, which has an impact $(1.9) million for both Q2 and the year-to-date period.

Reconciliation of Gross Margin to Adjusted EBITDA Margin

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Gross margin as a percentage of revenue	49.1%	49.4%	49.5%	49.1%
General and administrative expenses	(40.7)%	(42.2)%	(41.0)%	(41.6)%
Stock-based compensation	1.4%	0.9%	1.4%	0.8%
Noncontrolling interests	(0.2)%	(0.2)%	(0.2)%	(0.2)%
Unusual or nonrecurring items that are not typical of ongoing operations(1)	0.5%	1.8%	0.5%	1.6%
Adjusted EBITDA margin	10.1%	9.7%	10.2%	9.7%
(1)    Unusual or nonrecurring items in the three and six months ended June 30, 2025 include costs associated with restructuring activities and severance, nonroutine litigation, and third-party legal and advisory fees related to shareholder and non-shareholder matters; in the three and six months ended June 30, 2024, they include costs associated with shareholder activism, the strategic review process and nonroutine litigation.

FORWARD-LOOKING STATEMENTS
This press release contains historical information, as well as forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that involve known and unknown risks and relate to, among other things, future events, projections, financial guidance, legislative or regulatory developments, strategy or growth opportunities, our future financial performance, our projected business results, or our projected capital expenditures. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, the reader can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “targets,” “potential,” or “continue” or the negative of these terms or other comparable terminology. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties, many of which are beyond our control. Actual events or results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events or results to differ materially from those estimated by the Company include, but are not limited to, our ability to execute on our strategic plans; regulatory and other developments impacting the markets for our services; changes in reimbursement rates; general economic conditions; changes in the episodic versus non-episodic mix of our payers, the case mix of our patients, and payment methodologies; our ability to attract and retain key management personnel and healthcare professionals; potential disruptions or breaches of our or our vendors’, payers’, and other contract counterparties’ information systems; the outcome of litigation; quality performance and ratings; our ability to successfully complete and integrate de novo locations, acquisitions, investments, and joint ventures; our ability to successfully integrate technology in our operations; and our ability to control costs, particularly labor and employee benefit costs. Additional information regarding risks and factors that could cause actual results to differ materially from those expressed or implied by any forward-looking statement in this release are described in reports filed with the SEC, including our annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, copies of which are available on the Company’s website at http://investors.ehab.com.

Investor relations contact
Bob Okunski
investorrelations@ehab.com
469-860-6061
Media contact
Erin Volbeda
media@ehab.com
972-338-5141